SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) - USD ($)	6 Months Ended
	Dec. 31, 2023	Jun. 30, 2023	Jun. 30, 2022
Allowances for accounts receivable	$ 276,376	$ 160,026	$ 6,872
Income tax examination likelihood of unfavorable settlement	The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.
Value added taxes rate description	Sales revenue represents the invoiced value of goods, net of VAT. The VAT is based on gross sales price and VAT rates range up to 17% (starting from May 1, 2018, VAT rate was lowered to 16%, and starting from April 1, 2019, VAT rate was further lowered to 13%), depending on the type of products sold.
Dogness Pet Culture (Dongguan) Co., Ltd. [Member]
Non controlling interests	48.80%